UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant| |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

| |  Definitive Proxy Statement

| |  Definitive Additional Materials

|X|  Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.

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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required


| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1)   Title of each class of securities to which transaction applies:



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      2)   Aggregate number of securities to which transaction applies:



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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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     4)   Proposed maximum aggregate value of transaction:



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     5)   Total fee paid:



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| |  Fee paid previously with preliminary materials.


| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:



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     2)   Form Schedule or Registration Statement No.:



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     3)   Filing Party:



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     4)   Date Filed:



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Knight Ridder issued the following press release:


ISS RECOMMENDS THAT KNIGHT RIDDER SHAREHOLDERS VOTE IN FAVOR OF PROPOSED MERGER WITH MCCLATCHY

San Jose, California, June 8, 2006 - Knight Ridder, Inc. (NYSE: KRI) today announced that Institutional Shareholder Services (ISS), the nation's leading independent proxy advisory firm, has recommended that Knight-Ridder shareholders vote FOR Knight Ridder's proposed merger with The McClatchy Company (NYSE: MNI) at the company's annual meeting of shareholders scheduled to be held on June 26, 2006.

As previously announced the board of directors of Knight Ridder approved a definitive merger agreement with McClatchy under which McClatchy will acquire all of Knight-Ridder's outstanding shares for the right to receive (1) 0.5118 of a share of McClatchy Class A common stock and (2) $40.00 in cash for each share of Knight Ridder common stock owned. The implied value of the stock consideration will fluctuate as the market price of McClatchy common stock fluctuates.

As the Company noted in its definitive proxy statement that it mailed to its shareholders, the Board of Directors urges all shareholders to vote as soon as possible so that your shares will be represented. A failure to vote will have the same effect as voting against the approval of the merger. If you have questions about the merger or if you need additional copies of the proxy statement or proxy card, please contact D.F. King & Co., Inc. toll free at (800) 848-3416 or Innisfree M&A Incorporated toll free at (888) 750-5835.

Knight Ridder (NYSE: KRI) is one of the nation's leading providers of news, information and advertising, in print and online. The company publishes 32 daily newspapers in 29 U.S. markets, with a readership of 8.1 million daily and 11.5 million Sunday. It has Web sites in all of its markets and a variety of investments in Internet and technology companies. It publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. The company's Internet operation, Knight Ridder Digital, develops and manages the company's online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional Web sites in more than 110 U.S. markets. Knight Ridder and Knight Ridder Digital are headquartered in San Jose, Calif. (FR)

On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.